Exhibit 99.(17)(a)

SPECIAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP FOCUS FUND

[•], 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via [•] to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The
Notice of Meeting, Proxy Statement, Proxy Card are available at
[•]

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  Approval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets of the Center Coast MLP Focus Fund (the “Acquired Fund”) to the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”), a newly created series of Brookfield Investment Funds, in exchange for (a) shares of each class of shares of the Acquiring Fund corresponding to a class of shares of the Acquired Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding designated class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each applicable class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding designated class of the Acquired Fund.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Ratification of the selection of Tait, Weller & Baker LLP as the Acquired Fund’s independent registered public accounting firm for the current fiscal year.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. To transact such other business as may properly come before the Special Meeting.

This proxy, if properly executed, will be voted in the manner directed by the shareholder.  If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.   Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box on the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

-

CENTER COAST MLP FOCUS FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2018

The undersigned hereby appoints [•] and [•], each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Center Coast MLP Focus Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on [•], 2018 at [•], Pacific Time, and at any adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side.)

COMMENTS:

1.1

SPECIAL MEETING OF SHAREHOLDERS OF

CENTER COAST MLP FOCUS FUND

[•], 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “[•]” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free [[•] ([•])] in the United States or [[•]] from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM [EDT] the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN  - e-Consent  makes  it  easy  to  go  paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via [•] to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at [•]
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  Approval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets of the Center Coast MLP Focus Fund (the “Acquired Fund”) to the Center Coast Brookfield MLP Focus Fund (the “Acquiring Fund”), a newly created series of Brookfield Investment Funds, in exchange for (a) shares of each class of shares of the Acquiring Fund corresponding to a class of shares of the Acquired Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding designated class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of each applicable class of the Acquiring Fund in proportion to their respective holdings of shares of the corresponding designated class of the Acquired Fund.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Ratification of the selection of Tait, Weller & Baker LLP as the Acquired Fund’s independent registered public accounting firm for the current fiscal year.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. To transact such other business as may properly come before the Special Meeting.

This proxy, if properly executed, will be voted in the manner directed by the shareholder.  If no direction is made, this proxy will be voted FOR  Proposal 1 and FOR Proposal 2.  Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box on the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.